Exhibit 99.1

Athena Gold Completes IP/Resistivity Survey at its Crow Springs Copper-Molybdenum-Gold Porphyry Project in Nevada

RENO, NV – February 15, 2024 – Athena Gold Corporation (OTCQB: AHNR) (CSE: ATHA) (“Athena” or the “Company”) is pleased to announce it has successfully completed an Induced Polarization/Resistivity (the “Survey”) at its 100% owned Crow Springs Project (“Project”) located approximately 21 miles northwest of Tonopah, Nevada.

The survey was conducted by Zonge International and generated IP/Resistivity data on the two lines specified by Athena as depicted on Figure 3. The IP/Resistivity data was acquired using a dipole-length of 200 meters, in the 9- spread dipole-dipole configuration, providing continuous coverage. The survey was designed to define potential porphyry copper-gold targets to a depth of 1,200 feet or more.

Prior to the IP/Resistivity survey, a district-scale helicopter airborne magnetics radiometric survey was flown in September 2017 with 100-meter spaced N-S flight lines with 1000-meter tie lines flown E-W (see Figure 3). The survey indicates that a strong untested magnetic anomaly controlled by Athena underlies classic porphyry-associated potassic alteration noted in geologic mapping. The untested magnetic anomaly is suggestive of a possible porphyry copper-gold target of significant size. The IP-Resistivity survey was designed to further refine and delineate Cu-Mo-Au drill targets within or adjacent to the magnetic anomaly.

IP Line 1Discussion & Analysis

The IP response on Line 1 was muted but the significant magnetic high denotes a target as noted by gridlines in the cross-section. Combined with geology, strong potassic alteration, and Cu-Mo soil anomalies this area is a high-priority target for future work and an initial drill target has been established.

Inversion Model IP (mrad)

1500
1700
1900
2100
2300
2500
2700
2900
3100
3300
3500
3700
3900
4100
4300
1600
1500
1400
1300
1200
1100
1000
900
800
Elevation (m)
C-8 (Homestake DH)
Tv
Qa
Qa
Qa
Target
Pc
Jp
Jp
Tv

Qa - Quaternary alluvium
Tv - Tertiary volcanics
Jp - Jurassic porphyry
Pc - Permian Mina chert
Pt - Permian Mina turbidite

40
38
36
34
32
30
28
26
24
22
20
18
16
14
12
10
8
6
4

Phase
mrad

Survey Parameters
200 m Dipole-Dipole data
0.125 hertz; 100% Duty Cycle
CR Processing

Inversion control parameters:
ResSmth=0.1, dpW=0.1, dxW=1, dzW=1
IPSmth=0.1, dpW=0.1, dxW=1, dzW=1
TS2DIP v4.80c

Survey from Zonge International
Interp: S. Jones

0
300
600
Meters

Athena Gold Corporation

Crow Springs Project

Line 1
2D Smooth-Model Inversion
Dipole-Dipole IP Data

Figure 1. Inversion IP Model for Line 1 with geologic overlay showing prospective drill target.

1

IP Line 2 Discussion & Analysis

The fault located at 2400 cuts off the IP source to the east. Anomalous IP response extends from this station to the west end of the line. The mapped Jurassic porphyry unit is IP anomalous throughout, but strongest between stations 1800 and 2000 directly over Athena’s CS-124 claim. This target also underlies strong potassic alteration and copper-molybdenum geochemical anomalies on the surface.

Inversion Model IP (mrad)
400
600
800
1000
1200
1400
1600
1800
2000
2200
2400
2600
2800
3000
3200
1700
1600
1500
1400
1300
1200
1100
1000
900
800
Elevation (m)
C-4 (Homestake DH)
Claim CS-124
Tv
Tv
Jp
Jp
Jp
Pc
Target
Claim CS-124
Qa - Quaternary alluvium
Tv - Tertiary volcanics
Jp - Jurassic porphyry
Pc - Permian Mina chert
Pt - Permian Mina turbidite
40
38
36
34
32
30
28
26
24
22
20
18
16
14
12
10
8
6
4
Phase
mrad
Survey Parameters
200 m Dipole-Dipole data
0.125 hertz; 100% Duty Cycle
CR Processing
Inversion control parameters:
ResSmth=0.1, dpW=0.1, dxW=1, dzW=1
IPSmth=0.1, dpW=0.1, dxW=1, dzW=1
TS2DIP v4.80c
Survey from Zonge International
Interp: S. Jones
0
300
600
Meters
Athena Gold Corporation
Crow Springs Project
Line 2
2D Smooth-Model Inversion
Dipole-Dipole IP Data

Figure 2. Inversion IP Model for Line 2 with geologic overlay showing prospective drill target.

Figure 3. Map depicting 2017 helicopter Magnetics radiometric survey over Athena’s CS claims (IP Line #1 South) and Athena claim CS-124 (IP Line #2 North).

2

John Power, Athena’s President & CEO commented, “We are pleased with our results from our recent IP survey at Crow Springs as we prepare drill ready targets having significant upside.”

“The Crow Springs District has been known as a top tier concealed porphyry target since the early exploration by Homestake Mining and others in the late 1950’s through the early 1980’s but has received only minimal modern exploration and as such the potential for discovery of copper-molybdenum mineralization is high” added Power.

The Crow Springs Project was internally generated, and Athena staked 10 unpatented claims with the BLM in 2022 and leased claim CS-124 at that time. The CS-124 claim is strategically positioned based on mapped surface potassic alteration, geochemistry, and past drilling. Athena holds claims over one of the two major magnetic highs thought to be related to potassium feldspar-magnetite-Cu-Mo-Au mineral potential.  The other magnetic high is controlled by EMX Royalty Corp (“EMX”), which holds 132 claims in the Crow Springs district. Athena staked 19 additional claims in 2023 and the project now comprises 30 unpatented claims.

Crow Springs History and Location

The project is in west central Nevada within the Walker Lane structural belt and is a porphyry Cu- Mo-Au system with the size potential to develop a world class resource.  Porphyry-related alteration, geochemistry, magnetics, and past drilling indicate a porphyry system of over 4.5 square miles in surface area.

Crow Springs, a porphyry Cu-Mo-Au target in a quartz monzonite porphyry stock is located along the eastern margin of the Tertiary Walker Lane structural province in the southern Royston Hills, northern Esmeralda Co., Nevada.

Porphyry copper mineralization at Crow Springs District is related to strong potassic alteration that is locally developed in a coarse-grained quartz monzonite porphyry and aplitic-textured monzonite. Surface rock geochemistry indicates that moderate to strong Cu-Mo-Au mineralization is exposed at shallow levels and is amenable to reverse circulation drilling to depths of less than 1,500 feet.

Wide-spaced core drilling by Homestake in 1963 indicates pervasive propylitic alteration (clay-pyrite-carbonate) that surrounds magnetic high centers overlain by strong and pervasive potassic alteration that have not been drill tested.

Contact
Dolly Varden
Yerington
Afterthought
Hottentot
Crow Springs

Figure 4. Locations of porphyry copper and related occurrences in Nevada of Late Triassic to Early Cretaceous age. (Source: Porphyry Copper and Related Occurrences in Nevada – NBMG Wendt & Albino 1991)

3

In addition, fifteen miles east-northeast of Crow Springs, lies the Hall Molybdenum Mine, which formerly produced 53 million pounds of Mo. It is a porphyry Mo-Cu deposit hosted in 69 million years old quartz monzonite that has been intruded by a granite porphyry.

Allegiant Gold’s Eastside project, which hosts a large and open resource of 1.4 million ounces of gold with excellent potential for expansion of that resource lies within 3 miles to the west.

Qualified Person

John Hiner, SME Registered Member and Washington State Licensed Geologist is a qualified person as defined by NI 43-101 and has reviewed the scientific and technical information that forms the basis of this press release and has approved the disclosure herein. Mr. Hiner is not independent of the Company.

About Athena Gold Corporation

Athena is engaged in the business of exploring its flagship Excelsior Springs Project and the acquisition of additional mineral properties of merit.

For further information about Athena Gold Corporation and our Excelsior Springs Gold Project, please visit www.athenagoldcorp.com.

On Behalf of the Board of Directors

John Power
Chief Executive Officer and President

Contact:

Phone: John Power

1 (707)-291-6198
Email: info@athenagoldcorp.com

Jason Libenson

President and CCO

Castlewood Capital Corporation

1 (647)-534-9884

Email: jason@castlewoodcapital.ca

Cautionary Statement to U.S. Investors

This press release references NI 43-101, which differs from the requirements of U.S. securities laws. NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects.

The United States Securities and Exchange Commission (“SEC”) permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can legally extract or produce. Pursuant to SEC Industry Guide 7 under the United States Securities Act of 1933, as amended, a “final” or “bankable” feasibility study is required to report reserves. Currently Athena has not delineated “reserves” on any of its properties. Athena cannot be certain that any deposits at its properties will ever be confirmed or converted into SEC Industry Guide 7 or any successor rule or regulation compliant “reserves”. Investors are cautioned not to assume that any part or all the historic Buster Mine or Western Slope gold zones will ever be confirmed or converted into reserves or that it can be economically or legally extracted.

The SEC has adopted amendments to its disclosure rules to modernize the mineral property disclosure requirements for issuers whose securities are registered with the SEC under the United States Securities Exchange Act of 1934, as amended. These amendments became effective February 25, 2019, with compliance required for the first fiscal year beginning on or after January 1, 2021, and historical property disclosure requirements for mining registrants that were included in SEC Industry Guide 7, which was rescinded from and after such date and replaced with disclosure requirements known as S-K 1300.

4

Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and U.S. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding future exploration plans and the completion of a phase 2 drill program at the Project, future results from exploration, and the anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: “believes”, “will”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “may”, “should”, “potential”, “scheduled”, or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company’s projects in a timely manner, QAQC procedures at the Project were followed, the availability of financing on suitable terms for the exploration and development of the Company’s projects and the Company’s ability to comply with environmental, health and safety laws.

The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, operating and technical difficulties in connection with mineral exploration and development activities, actual results of exploration activities, the estimation or realization of mineral reserves and mineral resources, the inability of the Company to obtain the necessary financing required to conduct its business and affairs, as currently contemplated, the timing and amount of estimated future production, the costs of production, capital expenditures, the costs and timing of the development of new deposits, requirements for additional capital, future prices of precious metals, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, lack of investor interest in future financings, accidents, labor disputes and other risks of the mining industry, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID–19, including the impact of COVID–19 on the Company’s business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, title disputes, the inability of the Company to obtain any necessary permits, consents, approvals or authorizations, including of the Canadian Securities Exchange, the timing and possible outcome of any pending litigation, environmental issues and liabilities, and other factors and risks that are discussed in the Company’s periodic filings with the SEC and disclosed in the final long form prospectus of the Company dated August 31, 2021.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise.

5